Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO AMENDED AND RESTATED

SENIOR SECURED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of February 4, 2015, is among EXLP OPERATING LLC, a limited liability company formed under the laws of the state of Delaware (the “Borrower”), EXTERRAN PARTNERS, L.P., a limited partnership formed under the laws of the state of Delaware (“EXLP”), the Lenders listed on the signature pages attached hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

R E C I T A L S

The Borrower, EXLP, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Secured Credit Agreement dated as of November 3, 2010 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower;

The Borrower desires to increase the Aggregate Revolving Commitments from $650,000,000 to $900,000,000;

The Borrower has requested that each of Citibank, N.A., Santander Bank, N.A. and OneWest Bank N.A. (each a “New Lender”) become, and each New Lender is willing to become, a Lender under the Credit Agreement (as amended hereby) with a Revolving Commitment in the amount set forth opposite such New Lender’s name as shown on Annex I to the Credit Agreement (as amended hereby); and

The Borrower has requested that the Lenders amend, and the Lenders party hereto have agreed to amend, certain terms and provisions of the Credit Agreement as more fully provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections, Articles, Annexes and Schedules in this Fourth Amendment refer to Sections, Articles, Annexes and Schedules of the Credit Agreement.

Section 2.                                           Commitment Increase.

2.1                               Increase in Aggregate Revolving Commitments.  The Borrower desires to increase the Aggregate Revolving Commitments by $250,000,000 (the “Aggregate Revolving Commitment Increase”) as of the Fourth Amendment Effective Date (as defined below) upon effectiveness of this Fourth Amendment so that, after giving effect to such increase, the Aggregate Revolving Commitments shall equal $900,000,000.  On and as of the Fourth Amendment Effective Date, each Increase Lender agrees that the Revolving Commitment of such Increase Lender shall equal the amount set forth opposite its name on Exhibit A.  The parties hereto hereby acknowledge the Aggregate Revolving Commitment Increase has occurred and is effective as of the Fourth Amendment Effective Date.  As of the Fourth Amendment Effective Date, the Aggregate Revolving Commitments shall be $900,000,000.  As used herein, “Increase Lender” means each Lender (including the New Lenders) whose Revolving Commitment after giving effect to this Fourth Amendment exceeds such Lender’s Revolving Commitment that was in effect immediately prior to giving effect to this Fourth Amendment.

2.2                               Adjustments.  After giving effect to this Fourth Amendment and any Borrowings made on the Fourth Amendment Effective Date, (a) each Lender that holds Revolving Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Fourth Amendment) of all Revolving Loans shall advance new Revolving Loans which shall be disbursed to the Administrative Agent and used to repay Revolving Loans outstanding to each Lender that holds Revolving Loans in an aggregate amount greater than its Applicable Percentage (after giving effect to this Fourth Amendment) of all Revolving Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Fourth Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Fourth Amendment) of the aggregate Revolving Credit Exposure of all Lenders and (d) the Borrower shall be required to make any break-funding payments required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 2.2.

Section 3.                                           Amendments to Credit Agreement.

3.1                               Additional Definition.  Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Fourth Amendment” means the Fourth Amendment to Amended and Restated Senior Secured Credit Agreement dated as of February 4, 2015, among the Borrower, EXLP, the Administrative Agent, the Swingline Lender and the Lenders party thereto.

“Fourth Amendment Effective Date” means February 4, 2015.

3.2                               Amendment and Restatement of Definition.  The definition “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Term Loan Assumption Agreements, the Notes, the Letter of Credit Agreements, the Commitment Increase Certificates, the Additional Lender Certificates, the Letters of Credit, the Fee Letter, the Security Instruments and each compliance

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certificate, Borrowing Request, Letter of Credit Request or Interest Election Request executed by the Borrower pursuant to this Agreement.

3.3                               Amendment to Section 2.06(c)(ii)(A).  Section 2.06(c)(ii)(A) of the Credit Agreement is hereby amended by deleting “Third Amendment Effective Date” and replacing it with “Fourth Amendment Effective Date” and by deleting “$300,000,000” and replacing it with “$50,000,000.”

3.4                               Annex I to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto and Exhibit A attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.

Section 4.                                           Conditions Precedent.  This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Fourth Amendment Effective Date”):

4.1                               The Administrative Agent shall have received from the Majority Lenders (before giving effect to this Fourth Amendment), the Increase Lenders, the Borrower, and each Guarantor counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Persons.

4.2                               In addition to the fees described in Section 4.3 hereof, the Borrower shall have paid, and the Administrative Agent and the Lenders shall have received, all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.3                               The Administrative Agent shall have received, for the account of each of the Increase Lenders, on a pro rata basis in accordance with their final allocated portion of the Aggregate Revolving Commitment Increase, upfront fees (the “Upfront Fees”) in an aggregate amount equal to 35 basis points (0.35%) of the amount of the Aggregate Revolving Commitment Increase in effect on the Fourth Amendment Effective Date.

4.4                               The Administrative Agent shall have received duly executed Revolving Credit Notes payable to each Lender that has requested a Revolving Credit Note in a principal amount equal to such Lender’s Revolving Commitment after giving effect to the Aggregate Revolving Commitment Increase and dated as of the Fourth Amendment Effective Date.

4.5                               No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fourth Amendment.

4.6                               The Administrative Agent shall have received an opinion with respect to the Fourth Amendment addressed to the Administrative Agent and the Lenders from the Borrower’s counsel.

4.7                               The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or its equivalent) of each of the Borrower, EXLP and each other Obligor,

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setting forth (A) resolutions of its board of directors (or equivalent governing body) with respect to the authorization of such Obligor to execute and deliver this Fourth Amendment and, if applicable, the Reaffirmation and Ratification attached hereto (collectively, the “Amendment Documents”) and to enter into the transactions contemplated thereby, (B) the officers (or the equivalent thereof) of such Obligor (I) who will be signing the Amendment Documents to which such Obligor is a party and (II) who will, until replaced by another officer or officers (or the equivalent thereof) duly authorized for that purpose, act as a representative of such Obligor for the purposes of signing documents and giving notices and other communications in connection with the Amendment Documents to which it is a party and the transactions contemplated thereby, (C) specimen signatures of the authorized officers (or the equivalent thereof) referred to in clause (I), and (D) the Organization Documents of such Obligor, certified as being true and complete.  The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from such party to the contrary.

4.8                               The Administrative Agent shall have received certificates with respect to the existence, qualification and good standing of EXLP, the Borrower and each other Obligor issued by the appropriate state agencies in the jurisdiction of organization of such Obligor.

4.9                               The Administrative Agent shall have received such other documents as the Administrative Agent (or its counsel) may reasonably request relating to the transactions contemplated by the Fourth Amendment.

Section 5.                                           New Lenders.  Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto.  Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.  Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fourth Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fourth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fourth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 6.                                           Miscellaneous.

6.1                               Confirmation.  The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.  The amendments contemplated hereby shall not limit or impair any Liens granted by the Borrower, EXLP or any other Obligor to secure the Indebtedness, each of which

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are hereby ratified, affirmed and extended to secure the Indebtedness as it may be increased pursuant hereto.

6.2                               Representations and Warranties.

(a)                                 Ratification and Affirmation. The Borrower and EXLP hereby: (i) acknowledge the terms of this Fourth Amendment; (ii) ratify and affirm their obligations under, and acknowledge, renew and extend their continued liability under, each Loan Document to which they are a party and agree that each Loan Document to which they are a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (iii) agree that, from and after the Fourth Amendment Effective Date, each reference to the Credit Agreement in the Security Instruments and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment; and (iv) represent and warrant to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment: (A) all of the representations and warranties made by the Borrower and EXLP contained in each Loan Document to which they are a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof), unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date and (B) no Default or Event of Default has occurred and is continuing.

(b)                                 Corporate Authority; Enforceability; No Conflicts.  The Borrower and EXLP hereby represent and warrant to the Lenders that (i) they have all necessary power and authority to execute, deliver and perform their respective obligations under this Fourth Amendment; (ii) the execution, delivery and performance by the Borrower and EXLP of this Fourth Amendment has been duly authorized by all necessary action on their part; (iii) this Fourth Amendment has been duly executed and delivered by the Borrower and EXLP and constitutes the legal, valid and binding obligation of the Borrower and EXLP in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditor’s rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) the execution and delivery of this Fourth Amendment by the Borrower and EXLP and the performance of their respective obligations hereunder require no authorizations, approvals or consent, or registration or filing with, or further action by, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this Fourth Amendment nor compliance with the terms hereof will contravene, or result in a breach of, the charter or by-laws of the Borrower and EXLP, any Governmental Requirement, any agreement or instrument to which the Borrower and EXLP is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any Secured Party) or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument.

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6.3                               Loan Document.  This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.4                               Parties in Interest.  All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.5                               Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Fourth Amendment by facsimile transmission or electronic transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart hereof.

6.6                               NO ORAL AGREEMENT.  THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

6.7                               GOVERNING LAW.  THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[Signatures Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

EXLP OPERATING LLC, as Borrower

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

EXTERRAN PARTNERS, L.P., as Guarantor

By:	EXTERRAN GENERAL PARTNER, L.P., its general partner

By:	EXTERRAN GP LLC, its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Swingline Lender and as a Lender

By:	/s/ C. David Allman
Name:	C. David Allman
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Thomas Okamoto
Name:	Thomas Okamoto
Title:	Authorized Officer

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Steve Ray
Name:	Steve Ray
Title:	Authorised Signatory

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

REGIONS BANK, as a Lender

By:	/s/ Richard Kaufman
Name:	Richard Kaufman
Title:	Senior Vice President

COMPASS BANK, as a Lender

By:	/s/ Michael Dixon
Name:	Michael Dixon
Title:	Senior Vice President

BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

BRANCH BANKING AND TRUST, as a Lender

By:	/s/ DeVon J. Lang
Name:	DeVon J. Lang
Title:	Senior Vice President

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Lender

By:	/s/ Stacy Goldstein
Name:	Stacy Goldstein
Title:	Vice President

TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Jeff Deutsch
Name:	Jeff Deutsch
Title:	SVP

PNC BANK, NA, as a Lender

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Assistant Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Senior Vice President

BOKF, NA D/B/A BANK OF TEXAS, as a Lender

By:	/s/ Daniel Fain
Name:	Daniel Fain
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Anthony A. Eastman
Name:	Anthony A. Eastman
Title:	Vice President

CITIBANK, N.A., as a Lender

By:	s/ Ivan Davey
Name:	Ivan Davey
Title:	Vice President

SANTANDER BANK, N.A., as a Lender

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	SVP

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	VP

ONEWEST BANK N.A., as a Lender

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Executive Vice President

REAFFIRMATION AND RATIFICATION: Each Guarantor hereby (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party, including the Guaranty Agreement, and agrees that each Loan Document to which it is a party, including the Guaranty Agreement, remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Fourth Amendment: (i) all of the representations and warranties made by such Guarantor contained in each Loan Document to which such Guarantor is a party, including the Guaranty Agreement, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) as though made on and as of the Fourth Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

ACKNOWLEDGED AND RATIFIED:	EXTERRAN PARTNERS, L.P.

	By:	EXTERRAN GENERAL PARTNER, L.P., its general partner

	By:	EXTERRAN GP LLC, its general partner

	By:	/s/ David S. Miller
	Name:	David S. Miller
	Title:	Senior Vice President and Chief Financial Officer

EXLP LEASING LLC

	By:	/s/ David S. Miller
	Name:	David S. Miller
	Title:	Senior Vice President and Chief Financial Officer

EXLP FINANCE CORP.

	By:	/s/ David S. Miller
	Name:	David S. Miller
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT A

ANNEX I
AGGREGATE REVOLVING COMMITMENTS AND AGGREGATE TERM LOANS
(as of the Fourth Amendment Effective Date immediately after giving effect to the Fourth Amendment)

	Allocations
Institution	Revolver	Term Loan	Total

Wells Fargo Bank, National Association	$69,204,964.86	$15,089,101.24	$84,294,066.10
Credit Agricole Corporate and Investment Bank	$66,169,109.51	$13,125,000.00	$79,294,109.51
JPMorgan Chase Bank, N.A.	$66,169,109.51	$13,125,000.00	$79,294,109.51
Royal Bank of Canada	$66,169,109.51	$13,125,000.00	$79,294,109.51
Bank of America, N.A.	$58,750,000.00	$11,250,000.00	$70,000,000.00
MUFG Union Bank, N.A.	$55,625,000.00	$9,375,000.00	$65,000,000.00
Regions Bank	$55,625,000.00	$9,375,000.00	$65,000,000.00
Compass Bank	$56,732,954.55	$8,267,045.45	$65,000,000.00
The Royal Bank Of Scotland plc	$56,875,000.00	$6,625,000.00	$63,500,000.00
Sumitomo Mitsui Banking Corporation	$50,929,752.06	$8,987,603.31	$59,917,355.37
Citibank, N.A.	$50,000,000.00	—	$50,000,000.00
Bank of Nova Scotia	$39,375,000.00	$5,625,000.00	$45,000,000.00
Branch Banking and Trust	$39,375,000.00	$5,625,000.00	$45,000,000.00
Capital One, National Association	$28,437,500.00	$6,562,500.00	$35,000,000.00
Santander Bank, N.A.	$35,000,000.00	—	$35,000,000.00
PNC Bank, N.A.	$24,312,500.00	$4,687,500.00	$29,000,000.00
Raymond James Bank, N.A.	$16,250,000.00	$11,656,250.00	$27,906,250.00
OneWest Bank N.A.	$25,000,000.00	—	$25,000,000.00
Trustmark National Bank	$20,312,500.00	$4,687,500.00	$25,000,000.00
Goldman Sachs Bank USA	$12,187,500.00	$2,812,500.00	$15,000,000.00
BOKF, NA d/b/a Bank of Texas	$7,500,000.00	—	$7,500,000.00
Total	$900,000,000.00	$150,000,000.00	$1,050,000,000.00